UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                 April 21, 2003

                                 NCT Group, Inc.
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               (Exact name of Registrant as specified in Charter)


  Delaware                            0-18267                    59-2501025
------------------                 ---------------             --------------
(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation)                   File Number)           Identification No.)


20 Ketchum Street, Westport, Connecticut                              06880
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code:                (203) 226-4447




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Item 5.  Other Events.


     On April 21, 2003, our subsidiary, Artera Group, Inc. ("Artera"), entered into an agreement with Avaya Inc. ("Avaya") for the distribution of Artera services as part of network solutions provided to Avaya enterprise customers. In consideration for the use of Artera's technology, Avaya will pay Artera per unit royalties. Artera's technology optimizes information flow and manages traffic to create virtual capacity on both private and public networks.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NCT GROUP, INC.
                                             Registrant


                                             By:  /s/  Cy E. Hammond
                                                  ------------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:    May 5, 2003